Wearability of a Once-Weekly Low-Dose Contraceptive Patch in the Phase 3 SECURE Study

Agile THERAPEUTICS

James A. Simon[a], Paula M. Castaño[b], Beatrice A. Chen[c], Elizabeth I.O. Garner[d]

[a]George Washington University, Women's Health & Research Consultants®, 1850 M Street, NW #450 Washington, DC 20036, USA; [b]Columbia University Irving Medical Center, 622 West 168th Street, New York, NY 10032, USA; [c]University of Pittsburgh/Magee-Womens Research Institute, 300 Halket St, Pittsburgh, PA 15213, USA; [d]Agile Therapeutics, 101 Poor Farm Road, Princeton, NJ 08540, USA.

INTRODUCTION

- AG200-15 (Twirla®) is a transdermal contraceptive delivery system (TCDS) under investigation as a once-weekly prescription contraceptive patch (**Figure 1**)
- AG200-15 delivers daily exposure of levonorgestrel (LNG) and ethinyl estradiol (EE) similar to oral doses of 120 µg LNG and 30 µg EE
- A 28-day cycle consists of consecutive administration of three 7-day patches followed by 7 days off-treatment
- SECURE (Study to Evaluate Contraception Use, Reliability, and Effectiveness) was a 1-year, single-arm, open-label, multicenter Phase 3 study of the contraceptive efficacy, safety and tolerability of AG200-15 (ClinicalTrials.gov NCT02158572)

OBJECTIVES

- To examine wearability of the AG200-15 patch and the impact of adhesion and itching/irritation with using the patch.

STUDY DESIGN, MATERIAL, & METHODS

- Women 18 years or older from the US participated
- SECURE employed broad enrollment criteria with no restrictions based on body mass index or weight
- Cycle 1 was excluded from analysis since investigator-reported data for cycle 1 occurred on the day of first patch placement (day of enrollment)
- Patch-related irritation/itching and patch adhesion were evaluated by the investigator at each study visit and daily by the participants through an electronic diary
- Itching scores were graded by participants using a 4-point scale: 0 (none), 1 (mild), 2 (moderate), and 3 (severe)
- Irritation scores were graded by participants and investigators using a 4-point scale: 0 (none), 1 (mild), 2 (moderate), and 3 (severe); for investigators, guidance was given as follows:
    - None: No irritation or barely perceptible/spotty erythema
    - Mild: Mild erythema covering most of the application site or the skin immediately surrounding the application site
    - Moderate: Moderate erythema covering most of the application site or the skin immediately surrounding the application site, with or without presence of mild edema
    - Severe (Significant): Severe erythema of the application site or the skin immediately surrounding the application site, with or without edema, vesiculation, bullae and/or ulceration
- Patch adhesion scores were rated by participants and investigators using a 5-point scale from 0 to 4, with language modified as appropriate for participant or investigator users (**Figure 2**)
    - Adhesion scores of 0 and 1 are combined since 90% of the drug delivering portion of the patch remains attached with these scores.

RESULTS

Figure 1. Schematic of the AG200-15 Contraceptive Patch (Not an actual patch; Not drawn to scale)



AG200-15 Dimensions	
Total Patch Area	28.0 cm²
Active Drug Matrix Area	15.0 cm²
Total Patch Diameter	5.97 cm
Drug Matrix Diameter	4.37 cm
Peripheral Adhesive Width	0.80 cm
Total Patch Thickness	< 1mm

Adhesion

- 2031 participants applied at least one patch and were included in the safety analysis
- Over 13 cycles, investigators reported a worst adhesion score of 0 or 1 at 99.4% of visits.
    - 99.4% and 99.3% investigators reported a worst adhesion score of 0 or 1 for cycle 2 and cycle 13 visits, respectively
- Over 13 cycles, 88.7% of patches were reported by participants to have a worst adhesion score of 0 or 1 (**Table 1**)
    - 84.1% and 92.5% of patches in cycles 2 and 13, respectively, were reported by the participant to have a worst score of 0 or 1
    - 5.0% of the cumulative number of patches applied during the trial were reported by the participant to be completely detached
- 1.5% of participants discontinued from the study due to patch detachments

Figure 2. Five-Point Adhesion Assessment Scale (Not an actual patch; Not drawn to scale)


Active Matrix
Drug-Free Periphery

Score	Investigators	Modified Scale Language for Subjects*
0	>90% adhered (none to minimal lift)	No lifting or small amount of lifting at the edges of the patch
1	≥ 75% adhered but < 90% (some edges showing lift)	More than a small amount of lifting at the edges up to one-quarter of the patch lifting off
2	≥ 50% adhered but < 75% (at least half of system lifts off)	More than one quarter of the patch lifting off up to half of the patch lifting off
3	< 50% (more than half of the patch lifts off, but the patch remains attached)	More than half of the patch is lifting off, but the patch is still on
4	Patch completely detached	Patch has completely come off

Table 1. Percent of Patches by Worst Adhesion Score Reported in a Cycle and Overall (Overall = Reported by Participant At Least Once During the Trial)

Cycle	0 or 1	2, 3, or 4	4
2	84.1	15.9	8.0
3	87.7	12.3	5.8
4	88.9	11.1	4.7
5	89.1	10.9	4.5
6	90.2	9.8	3.9
7	90.9	9.1	3.5
8	92.0	8.0	3.5
9	91.9	8.1	2.8
10	90.9	9.1	3.6
11	92.0	8.0	3.1
12	91.9	8.1	3.1
13	92.5	7.5	2.4
Overall	88.7	11.3	5.0

Irritation/Itching

- For 13 cycles overall, investigators reported a worst skin irritation score of 0 for 95.8% of each visit
    - 96.2% and 94.6% of patches in cycles 2 and 13, respectively, were reported by the investigator to have a worst skin irritation score of 0
- For 13 cycles overall, 82.4% of patches were reported by participants to have a worst skin irritation score of 0 (**Table 2**)
    - 79.7% and 86.5% of patches in cycle 2 and 13, respectively, were reported by the participant to have a worst skin irritation score of 0
- Over 13 cycles, 64.6% of patches were reported by participants to have a worst skin itching score of 0 (**Table 3**)
    - 58.0% and 72.7% of patches in cycle 2 and 13, respectively, were reported by the participants to have a worst itching score of 0
- 1.1% and 0.8% of participants discontinued from the study due to application site irritation and itching respectively

Table 2: Percent of Patches by Worst Irritation Score Reported in a Cycle and Overall (Overall = Reported by Participant At Least Once During the Trial)

Cycle	0	1	2	3
2	79.7	13.4	5.3	1.6
3	81.2	11.7	5.3	1.7
4	80.7	12.4	5.2	1.7
5	83.6	9.9	4.9	1.6
6	83.2	10.2	5.1	1.4
7	83.9	10.3	4.5	1.3
8	83.6	10.3	4.3	1.8
9	84.8	9.6	4.4	1.2
10	84.2	9.2	5.1	1.5
11	84.2	9.8	4.4	1.6
12	85.5	8.5	4.5	1.5
13	86.5	8.8	3.7	1.0
Overall	82.4	11.2	4.9	1.5

0: no skin irritation; 1: mild; 2: moderate; 3: severe.

Table 3: Percent of Patches by Worst Itching Score Reported in a Cycle and Overall (Overall = Reported by Participant At Least Once During the Trial)

Cycle	0	1	2	3
2	58.0	28.8	10.8	2.3
3	62.2	25.0	10.4	2.4
4	64.4	23.8	9.2	2.6
5	66.8	21.4	9.5	2.3
6	67.5	21.1	9.1	2.4
7	67.6	20.4	9.6	2.4
8	66.9	20.9	9.7	2.4
9	69.5	19.0	8.9	2.6
10	68.4	19.3	9.8	2.5
11	70.1	18.3	9.5	2.1
12	71.6	17.5	8.6	2.4
13	72.7	17.7	8.1	1.6
Overall	64.6	23.3	9.8	2.3

0: no skin itching; 1: mild; 2: moderate; 3: severe.

CONCLUSIONS

- Participants and investigators reported adhesion scores in support of favorable patch adhesion
    - Investigators reported good adhesion scores overall and noted increased adhesion from cycles 2 to 13.
    - Participants reported good adhesion scores and a low percentage of patch detachments
- Low patch-related itching and irritation scores were reported by both investigators and participants indicating favorable wearability
- Participant experience plays a role in patch wearability
    - The percent of patches with adhesion, itching, and irritation scores of 0 increased over the duration of the study,
    - A learning curve for patch application experience and an increased knowledge of patch scoring increased wearability parameters through the study
- Low discontinuation rates due to itching/irritation or adhesion issues indicates these adverse events were not bothersome enough to cause participants to leave the study

DISCLOSURES

JS: Consultant/Advisor: AbbVie, Allergan, AMAG, Amgen, Ascend, Azure, Millendo, Nuelle, Radius, Regeneron, Roivant, Sanofi, Sebela, Sermonix, Shionogi, Symbiotec, TherapeuticsMD, Valeant; Speaker: Novo Nordisk, Shionogi, Valeant; Research Support: AbbVie, Agile, Allergan, Bayer, New England Research Institute, Palatin, Symbio, TherapeuticsMD; Stock Ownership, Sermonix.

PC: Consultant/Advisor: Bayer, Merck; Research Support: Bayer, Merck.

BC: Research support: Medicines 360 and Merck, managed by Magee-Womens Research Institute. Advisory board: Merck.

EG: Employee/Stock Ownership: Agile Therapeutics.

Presented at Women's Health 2018: Translating Research into Clinical Practice, May 4-6, 2018, in Arlington, VA